UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  April 30, 2014

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

Nuance Concentrated Value Fund

Institutional Class Shares – NCVLX
Investor Class Shares – NCAVX

Annual Report

www.nuanceinvestments.com	April 30, 2014

NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

April 30, 2014

Dear Fellow Shareholders:

We are pleased to write our annual shareholder letter for the Nuance Concentrated Value Fund (the “Fund”).  The Fund is a classic value investment product investing primarily in the equity or equity-linked securities of United States based companies.  The Fund will typically maintain 15-35 positions in the securities of companies that, in the opinion of the Nuance Investments team, have leading and sustainable market share positions, above average financial strength, and are trading at prices materially below our internally derived view of intrinsic value.

Average Annual Rates of Return as of March 31, 2014:

	1 Year	Since Inception(1)
Institutional Class	25.09%	17.42%
S&P 500 Index(2)	21.86%	14.85%
Russell 3000 Value Index(3)	21.65%	14.96%

	1 Year	Since Inception(4)
Investor Class, without load	24.91%	29.46%
Investor Class with load	17.69%	24.94%
S&P 500 Index(2)	21.86%	22.83%
Russell 3000 Value Index(3)	21.65%	25.75%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Investor Class performance data shown reflects both performance with the maximum sales charge of 5.75% and without it.  Performance data current to the most recent month end may be obtained by calling 1-855-682-6233.

Institutional Class Gross Expense Ratio – 1.41%
Investor Class Gross Expense Ratio – 1.58%

(1)	May 31, 2011
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. Market for large capitalization stocks.  This Index cannot be invested in directly.

(3)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. This index cannot be invested in directly.
(4)	July 31, 2012

In terms of performance, since its inception on May 31, 2011 thru April 30, 2014, the Institutional Class is up 17.44 percent (annualized) versus its primary index – the Russell 3000 Value Index – up 14.77 percent (annualized) and the S&P 500 Index up 14.69 percent (annualized).  As we approach our third year anniversary for the Fund we are pleased with this performance.  For more perspective on our long term performance you can refer to your prospectus.  This Nuance Concentrated Value product has existed in a separate account form since November 13, 2008.

At Nuance, our team and our processes are designed to emphasize consistency and what we believe is precise fundamental analysis of companies that have the potential to lead to investment returns that will be acceptable for our shareholders over the long term.  To do this, we focus our attention on studying one company at a time using the

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NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

Nuance approach.  Part of that approach is to ensure that each company we own has a sound and solid competitive position and that the companies we own are undervalued based on our own internally derived view of sustainable cash flows, earnings and valuation.  We believe in a thorough fundamental valuation analysis and we believe that focusing simply on the value of a business is not enough.  Rather, we spend considerable time studying the downside potential of each company we own.  As such, we believe you can be assured that we understand the potential upside and the potential downside risks to our investments.  This approach is critical to our goal of providing shareholders with not only above-average returns over time, but above-average risk-adjusted returns as well.

As I write this letter, we have continued to find leading business franchises selling at a discount to our own internal view of intrinsic or fair value.  We have found opportunities across many sectors, including the Basic Materials and Consumer Staples sectors.  We are not finding many opportunities in the Utility sector and the Real Estate Investment Trust industry.  Our view continues to be that markets are overvaluing companies that have higher than average dividend payout ratios and yields and undervaluing companies that have lower payout ratios and thus lower dividend yields.  This is due to historically low level of interest rates and the apparent chase for yield by many investors.

Thank you for your interest and your continued support.

Scott A. Moore, CFA

Please visit our website at www.nuanceinvestments.com for more information about our team, our process, and value investing.  You can also get real-time access to the Nuance Investment website updates and information via traditional mail or e-mail.  Simply contact us at client.services@nuanceinvestments.com or call 816-743-7080 to sign-up.

This report should be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and mid-capitalization companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Dividend Payout Ratio: The percentage of earnings paid to shareholders in dividends.

Dividend Yield: The amount a company pays out in dividends each year relative to its share price.

A Cash Flow is a revenue or expense stream that changes an account over a given period.

Nuance Investments, LLC is majority owned by Montage Investments, LLC.

Nuance Investments is the advisor to the Nuance Concentrated Value Fund which is distributed by Quasar Distributors, LLC.

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NUANCE CONCENTRATED VALUE FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) As of April 30, 2014

		Since
	1 Year	Inception(1)
Institutional Class	25.98%	17.44%
Investor Class (without sales load)	25.71%	17.16%
Investor Class (with sales load)(2)	18.49%	14.81%
S&P 500 Index(3)	20.44%	14.69%
Russell 3000 Value Index(4)	20.79%	14.77%

(1)
Period from Fund inception through April 30, 2014. The Institutional Class shares commenced operations on May 31, 2011 and  Investor Class shares commenced operations on July 31, 2012. Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)	Return reflects a sales load of 5.75%.
(3)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

(4)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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NUANCE CONCENTRATED VALUE FUND

Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, sales charges (loads) on purchase payments and wire transfer fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2013 – April 30, 2014).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (11/01/2013)	Value (4/30/2014)	(11/01/2013 to 4/30/2014)
Investor Class
Actual(2)	$1,000.00	$1,113.20	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Institutional Class
Actual(2)	$1,000.00	$1,114.10	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.40% and 1.15% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2014 of 11.32% and 11.41% for the Investor Class and Institutional Class, respectively.

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NUANCE CONCENTRATED VALUE FUND

Allocation of Portfolio (% of Net Assets) (Unaudited)
April 30, 2014

Top Ten Equity Holdings(1) (Unaudited)
as of April 30, 2014
(% of net assets)

Sysco Corp.	9.0%
MKS Instruments, Inc.	6.5%
Northern Trust Corp.	5.7%
Xylem, Inc.	5.4%
Mosaic Co.	4.7%
Compass Minerals International, Inc.	4.6%
Imperial Oil Ltd.	4.3%
Patterson Companies, Inc.	4.2%
MetLife, Inc.	3.8%
Target Corp.	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

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NUANCE CONCENTRATED VALUE FUND

Schedule of Investments
April 30, 2014

	Shares	Value

COMMON STOCKS – 87.4%

Consumer Discretionary – 3.8%
Target Corp.	307,531	$18,990,039

Consumer Staples – 16.5%
Hillshire Brands Co.	527,913	18,820,099
Kellogg Co.	282,245	18,862,433
Sysco Corp.	1,248,923	45,498,265
		83,180,797

Energy – 16.1%
Cameron International Corp.*	217,831	14,150,301
Exxon Mobil Corp.	140,368	14,375,087
Frank’s International N.V.	617,686	16,943,127
Imperial Oil Ltd.	442,326	21,585,509
Schlumberger Ltd.	138,147	14,028,828
		81,082,852

Financials – 11.4%
Capitol Federal Financial, Inc.	386,919	4,658,505
MetLife, Inc.	368,062	19,268,046
Northern Trust Corp.	474,297	28,576,394
ProAssurance Corp.	104,235	4,734,353
		57,237,298

Healthcare – 6.5%
Patterson Companies, Inc.	517,106	21,046,214
Stryker Corp.	153,755	11,954,452
		33,000,666

Industrials – 12.1%
American Science and Engineering, Inc.	246,875	16,590,000
Clean Harbors, Inc.*	283,325	16,999,500
Xylem, Inc.	730,186	27,447,692
		61,037,192

Information Technology – 6.5%
MKS Instruments, Inc.	1,169,623	32,924,887

Materials – 13.1%
Compass Minerals International, Inc.	252,927	23,168,113
Goldcorp, Inc.	761,464	18,823,390
Mosaic Co.	477,660	23,902,107
		65,893,610

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Schedule of Investments – Continued
April 30, 2014

	Shares	Value
Utilities – 1.4%
Consolidated Edison, Inc.	122,727	$7,121,848
Total Common Stocks
(Cost $411,069,414)		440,469,189

SHORT-TERM INVESTMENT – 8.4%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $42,216,091)	42,216,091	42,216,091
Total Investments – 95.8%
(Cost $453,285,505)		482,685,280
Other Assets and Liabilities, Net – 4.2%		21,310,889
Total Net Assets – 100.0%		$503,996,169

*	Non-income producing security.
^	Variable rate security – The rate shown is the rate in effect as of April 30, 2014.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statement of Assets and Liabilities
April 30, 2014

ASSETS:
Investments, at value
(cost $453,285,505)	$482,685,280
Receivable for capital shares sold	25,452,298
Receivable for investment securities sold	7,071,604
Dividends & interest receivable	31,010
Prepaid expenses	40,261
Total assets	515,280,453

LIABILITIES:
Payable for investment securities purchased	10,329,548
Payable for capital shares redeemed	335,313
Payable to investment adviser	295,834
Payable for fund administration & accounting fees	52,319
Payable for compliance fees	2,002
Payable for transfer agent fees & expenses	23,000
Payable for custody fees	7,604
Payable for trustee fees	3,328
Accrued distribution & shareholder service fees	157,368
Accrued expenses	77,968
Total liabilities	11,284,284

NET ASSETS	$503,996,169

NET ASSETS CONSIST OF:
Paid-in capital	$457,853,462
Accumulated undistributed net realized gain on investments	16,742,932
Net unrealized appreciation on investments	29,399,775
Net Assets	$503,996,169

	Investor	Institutional
	Class	Class
Net Assets	$207,790,611	$296,205,558
Shares issued and outstanding(1)	14,894,328	21,203,113
Net asset value, redemption price and minimum offering price per share(2)	$13.95	$13.97
Maximum offering price per share ($13.95/0.9425)(3)	$14.80	N/A

(1)	Unlimited shares authorized with no par value.
(2)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on certain shares redeemed within 12 months of purchase on Investor Class shares.
(3)	Reflects a maximum sales charge of 5.75%.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statement of Operations
For the Year Ended April 30, 2014

INVESTMENT INCOME:
Dividend income	$4,200,400
Less: Foreign taxes withheld	(55,121)
Interest income	11,628
Total investment income	4,156,907

EXPENSES:
Investment adviser fees (See Note 4)	1,964,614
Fund administration & accounting fees (See Note 4)	200,911
Transfer agent fees & expenses (See Note 4)	99,982
Federal & state registration fees	88,867
Custody fees (See Note 4)	34,069
Postage & printing fees	30,070
Audit fees	15,500
Other	13,021
Legal fees	12,452
Trustee fees (See Note 4)	12,309
Compliance fees (See Note 4)	12,003
Distribution and/or shareholder service fees (See Note 5):
Investor Class	247,391
Institutional Class	78,184
Total expenses before net recoupment/(reimbursement)	2,809,373
Add: advisory fee net recoupment/(reimbursement) (See Note 4)	8,450
Net expenses	2,817,823

NET INVESTMENT INCOME	1,339,084

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	31,249,620
Net change in unrealized appreciation on investments	22,113,554

Net realized and unrealized gain on investments	53,363,174

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,702,258

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
OPERATIONS:
Net investment income	$1,339,084	$484,664
Net realized gain on investments	31,249,620	4,828,869
Net change in unrealized appreciation on investments	22,113,554	6,005,672
Net increase in net assets resulting from operations	54,702,258	11,319,205

CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	208,151,748	425,851
Proceeds from reinvestment of distributions	2,287,577	377
Payments for shares redeemed	(15,607,886)	(2)
Increase in net assets resulting from Investor Class transactions	194,831,439	426,226
Institutional Class:
Proceeds from shares sold	237,296,040	30,229,446
Proceeds from reinvestment of distributions	17,035,893	1,725,896
Payments for shares redeemed	(56,297,020)	(4,918,023)
Increase in net assets resulting from Institutional Class transactions	198,034,913	27,037,319
Net increase in net assets resulting from capital share transactions	392,866,352	27,463,545

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(187,569)	(196)
Institutional Class	(1,275,247)	(936,138)
From net realized gains:
Investor Class(1)	(2,185,428)	(181)
Institutional Class	(16,349,756)	(822,043)
Total distributions to shareholders	(19,998,000)	(1,758,558)

TOTAL INCREASE IN NET ASSETS	427,570,610	37,024,192

NET ASSETS:
Beginning of year	76,425,559	39,401,367
End of year (including accumulated undistributed net
investment income of $0 and $86,301, respectively)	$503,996,169	$76,425,559

(1)	Inception date of the Investor Class was July 31, 2012.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

		For the Period
	Year Ended	Inception through
	April 30, 2014	April 30, 2013(1)
Investor Class

PER SHARE DATA:

Net asset value, beginning of period	$12.14	$10.15

INVESTMENT OPERATIONS:
Net investment income	0.06	0.21
Net realized and unrealized gain on investments	2.97	2.16
Total from investment operations	3.03	2.37

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.06)	(0.20)
Distributions from net realized gains	(1.16)	(0.18)
Total distributions	(1.22)	(0.38)

Net asset value, end of period	$13.95	$12.14

TOTAL RETURN(2)	25.71%	23.90	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$207.8	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.45%	1.57	%(4)
After expense reimbursement/recoupment	1.40%	1.40	%(4)

Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.35%	0.54	%(4)
After expense reimbursement/recoupment	0.40%	0.71	%(4)

Portfolio turnover rate	103%	110	%(3)

(1)	Inception date of the Investor Class was July 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

			For the Period
	Year Ended	Year Ended	Inception through
	April 30, 2014	April 30, 2013	April 30, 2012(1)
Institutional Class

PER SHARE DATA:

Net asset value, beginning of period	$12.15	$10.26	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.07	0.08	0.26
Net realized and unrealized gain on investments	3.00	2.20	0.07	(2)
Total from investment operations	3.07	2.28	0.33

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.09)	(0.21)	(0.07)
Distributions from net realized gains	(1.16)	(0.18)	—
Total distributions	(1.25)	(0.39)	(0.07)

Net asset value, end of period	$13.97	$12.15	$10.26

TOTAL RETURN	25.98%	22.79%	3.33	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$296.2	$76.0	$39.4

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.12%	1.40%	1.84	%(4)
After expense reimbursement/recoupment	1.15%	1.15%	1.15	%(4)

Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.67%	0.71%	2.49	%(4)
After expense reimbursement/recoupment	0.64%	0.96%	3.18	%(4)

Portfolio turnover rate	103%	110%	77	%(3)

(1)	Inception date of the Institutional Class was May 31, 2011.
(2)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements
April 30, 2014

1.	ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Nuance Concentrated Value Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on May 31, 2011.  The Fund currently offers two classes, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges with respect to the distribution fees and voting on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended April 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations.  During the year ended April 30, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended April 30, 2014, the Fund increased accumulated undistributed net investment income by $37,431 and decreased accumulated undistributed net realized gain on investments by $37,431.

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NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Shareholder service fees are expensed at up to 0.15% of average daily net assets for each class of shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

14

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$440,469,189	$—	$—	$440,469,189
Short-Term Investment	42,216,091	—	—	42,216,091
Total Investments in Securities	$482,685,280	$—	$—	$482,685,280

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2014, the Fund recognized no transfers to/from all Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Nuance Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.40% and 1.15% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement is in effect through at least May 31, 2015.  Prior to May 31, 2015, this Operating Expense Limitation Agreement cannot be terminated.  For the year ended April 30, 2014, the Adviser recouped expenses of $44,655. At April 30, 2014, the balance of previously waived advisory fees eligible for recoupment was $275,553, of which $111,991 expires April 30, 2015, $127,357 expires April 30, 2016 and $36,205 expires April 30, 2017.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compen-

15

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

sation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended April 30, 2014, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.	DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2014, the Investor Class incurred expenses of $159,815 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2014, the Investor and Institutional Class incurred $87,576 and $78,184, respectively, of shareholder servicing fees under the Agreement.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
Investor Class(1):
Shares sold	15,836,473	36,724
Shares issued to holders in reinvestment of distributions	175,446	35
Shares redeemed	(1,154,350)	—
Net increase in Investor Class shares	14,857,569	36,759
Institutional Class:
Shares sold	17,939,826	2,696,994
Shares issued to holders in reinvestment of distributions	1,304,620	162,056
Shares redeemed	(4,293,640)	(447,615)
Net increase in Institutional Class shares	14,950,806	2,411,435
Net increase in shares outstanding	29,808,375	2,448,194

(1)	Inception date of the Investor Class was July 31, 2012.

16

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

7.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	530,013,652	214,058,731

8.	FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at April 30, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$32,194,875	$(3,241,882)	$28,952,993	$453,732,287

The difference between book-basis and tax-basis unrealized appreciation is attributable primarly to the deferral of wash sale losses.  At April 30, 2014, components of accumulated earnings on a tax-basis were as follows:

	Undistributed		Total
Undistributed	Long-Term	Unrealized	Accumulated
Ordinary Income	Capital Gains	Appreciation	Earnings
$14,631,678	$2,558,036	$28,952,993	$46,142,707

As of April 30, 2014, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended April 30, 2014, the Fund does not plan to defer any qualified late year losses.

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$16,149,133	$3,848,867	$19,998,000

The tax character of distributions paid during the year ended April 30, 2013, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$1,758,558	$—	$1,758,558

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended April 30, 2014.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, owned 25.76% of the Fund.

17

NUANCE CONCENTRATED VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuance Concentrated Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nuance Concentrated Value Fund (the “Fund”), a series of Managed Portfolio Series, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuance Concentrated Value Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
June 25, 2014

18

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited)
April 30, 2014

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	25	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Term;		firm) (2011-Present); Partner,	Health Plans, Inc.
Milwaukee, WI 53202		Since		Cooley LLP (a law firm)	(2013-Present);
Age: 65		April 2011		(2007-2011); Commissioner,	Director, Regional
				U.S. Securities and Exchange	Management Corp.
				Commission (2002-2007).	(2012-Present).

David A. Massart	Trustee	Indefinite	25	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation Wealth	Trustee, ETF
Milwaukee, WI 53202		Since		Management, Inc. (2005-Present).	Series Solutions
Age: 46		April 2011			(3 Portfolios)
(2012-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	25	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.		Term;		Baird & Co. Incorporated,	Trustee, ETF
Milwaukee, WI 53202		Since		(2000-2011).	Series Solutions
Age: 68		April 2011			(3 Portfolios)
(2012-Present);
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	25	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic	Trustee,
Milwaukee, WI 53202		Since		Marketing, LLC (2006-Present);	ALPS Variable
Age: 57		April 2011		Executive Vice President,	Insurance Trust
				Calamos Investments (2004-2006).	(7 Portfolios)
(2006-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	25	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-Present).
Age: 55		January 2011

19

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2014

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund
Milwaukee, WI	Principal	Since		Services, LLC
53202	Executive	January 2011		(2002-Present).
Age: 56	Officer

Deborah Ward	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term;		Fund Services, LLC
Milwaukee, WI 53202	Chief	Since		(2004-Present).
Age: 46	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-Present).
Age: 41	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2011-Present); Vice
Age: 42		January 2011		President and Securities Counsel,
Marshall & Ilsley Trust
Company N.A. (2007-2010);
Assistant Vice President and
Counsel, U.S. Bancorp Fund
Services, LLC (2004-2007).

Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(2005-Present).
Age: 40		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

20

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended April 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 17.06% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2014 was 15.26% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 90.94%.

21

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Nuance Investments, LLC (“Nuance”) regarding the Nuance Concentrated Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Nuance and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Nuance with respect to the Fund; (2) the cost of the services provided and the profits realized by Nuance and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Nuance and its affiliates resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Nuance, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Nuance set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that Nuance performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Nuance provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Nuance on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted the Fund’s sound performance, which exceeds its benchmarks over the 6 month, 1 year, and since inception periods, as well as the investment philosophy of the portfolio manager and his significant portfolio management experience.  The Trustees also considered the capitalization of Nuance and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $19 bil-

22

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

lion in assets under management.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Nuance provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Nuance under the Investment Advisory Agreement, as well as Nuance’s profitability from services that Nuance and its affiliates rendered to the Fund during the 12 month period ended June 30, 2013.  In that regard, the Trustees noted that Nuance and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees paid by the Fund.  The Trustees noted that the management fees Nuance charges to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are generally lower than the advisory fee for the Fund. They also took into account, however, that Nuance has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, which justify the higher fee.  The Trustees also noted that Nuance had contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Nuance’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fee reported for the benchmark category. They also considered that the total expenses of the Institutional Class and Investor Class shares of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Nuance’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees then considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees considered the fact that an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that Nuance would be required to provide to the Fund at the present time.  The Trustees also took into account the fact that Nuance had expressed reservation about adopting breakpoints because of concerns about potential capacity constraints associated with its concentrated investment strategy.  The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that Nuance utilizes soft dollar arrangements with respect to portfolio transactions.  They also noted that affiliated brokers are not used to execute the portfolio transactions of the Funds.  While the Trustees noted that Rule 12b-1 and shareholder servicing fees may be paid to Nuance and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Nuance and its affiliates incurred significantly exceed any Rule 12b-1 and shareholder servicing payments from the Fund.  The Trustees concluded that Nuance will not receive any additional financial benefits from services rendered to the Fund.

23

(This Page Intentionally Left Blank.)

NUANCE CONCENTRATED VALUE FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-682-6233.

Nuance Mid Cap Value Fund

Institutional Class Shares – NMVLX
Investor Class Shares – NMAVX

Annual Report

www.nuanceinvestments.com	April 30, 2014

NUANCE MID CAP VALUE FUND (UNAUDITED)

April 30, 2014

Dear Fellow Shareholders:

We are pleased to write our first annual shareholder letter for the Nuance Mid Cap Value Fund (the “Fund”).  The Fund is a classic value investment product investing primarily in the equity or equity-linked securities of United States based companies.  The Fund seeks long-term capital appreciation primarily through investments in equity securities of companies organized in the United States that the investment team believes are high quality, though temporarily out of favor.  The strategy typically invests in a portfolio of 50 to 90 companies with at least 80 percent of the portfolio invested in companies with mid capitalization.  The Adviser defines mid capitalization companies as companies within the range of the capitalization of companies constituting the Russell Midcap® Value Index.  The Adviser intends to manage the Fund so that the average weighted market capitalization of its portfolio falls between the range of the smallest and largest members of the Russell Mid Cap Index (defined using a trailing 12 month average of the smallest and largest members on a month to month basis).  Although the strategy will invest primarily in the equity securities of U.S. companies, the strategy may invest up to 15% of its assets in equity securities of foreign companies that are organized and headquartered in countries classified as “developed” by MSCI.  The primary benchmark for the Fund is the Russell Midcap Value Index.  Clients may also be interested in comparing the Fund to the S&P 500 Index.

Average Annual Rates of Return as of March 31, 2014:

Since Inception(1)
Institutional Class	5.27%
Russell Midcap Value Index(3)	5.22%
S&P 500 Index(2)	1.81%

Since Inception(1)
Investor Class, without load	5.22%
Investor Class with load	-0.83%
Russell Midcap Value Index(3)	5.22%
S&P 500 Index(2)	1.81%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made solely based on returns.  Investor Class performance data shown reflects both performance with the maximum sales charge of 5.75% and without it.  Performance data current to the most recent month end may be obtained by calling 1-855-682-6233.

Institutional Class Gross Expense Ratio – 2.02%
Investor Class Gross Expense Ratio – 2.27%

(1)	December 31, 2013
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. Market for large capitalization stocks.  This Index cannot be invested in directly.

(3)
The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.  This Index cannot be invested in directly.

NUANCE MID CAP VALUE FUND (UNAUDITED)

In terms of performance, since its inception on December 31, 2013 thru April 30, 2014, the Institutional Class is up 5.77 percent versus its primary index –the Russell Mid Cap Value Index – up 5.66 percent and the S&P 500 Index up 2.56 percent.  Given the very short history of the fund we would not read much into our since inception performance.  For more perspective on our long term performance you can refer to your prospectus.  This Nuance Mid Cap Value product has existed in a separate account form since November 3, 2008.

At Nuance, our team and our processes are designed to emphasize consistency and what we believe is precise fundamental analysis of companies that have the potential to lead to investment returns that will be acceptable for our shareholders over the long term.  To do this, we focus our attention on studying one company at a time using the Nuance approach.  Part of that approach is to ensure that each company we own has a sound and solid competitive position and that the companies we own are undervalued based on our own internally derived view of sustainable cash flows , earnings and valuation.  We believe in a thorough fundamental valuation analysis and we believe that focusing simply on the value of a business is not enough.  Rather, we spend considerable time studying the downside potential of each company we own.  As such, we believe you can be assured that we understand the potential upside and the potential downside risks to our investments.  This approach is critical to our goal of providing shareholders with not only above-average returns over time, but above-average risk-adjusted returns as well.

As I write this letter, we have continued to find leading business franchises selling at a discount to our own internal view of intrinsic or fair value.  We have found opportunities across many sectors, including the Basic Materials and Consumer Staples sectors.  We are not finding many opportunities in the Utility sector, the Consumer Discretionary sector and the Real Estate Investment Trust industry.  Our view continues to be that markets are overvaluing companies that have higher than average dividend payout ratios and yields and undervaluing companies that have lower payout ratios and thus lower dividend yields.  This is due to historically low level of interest rates and the apparent chase for yield by many investors.

Thank you for your interest and your continued support.

Scott A. Moore, CFA

Please visit our website at www.nuanceinvestments.com for more information about our team, our process, and value investing.  You can also get real-time access to the Nuance Investment website updates and information via traditional mail or e-mail.  Simply contact us at client.services@nuanceinvestments.com or call 816-743-7080 to sign-up.

This report must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and mid-capitalization companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Past performance does not guarantee future results.

Weighted Market Capitalization:  The average market capitalization of all companies in a fund – with each company weighted according to its percent held in the fund.

Dividend Payout Ratio: The percentage of earnings paid to shareholders in dividends.

Dividend Yield: The amount a company pays out in dividends each year relative to its share price.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

A Cash Flow is a revenue or expense stream that changes an account over a given period.

Nuance Investments, LLC is majority owned by Montage Investments, LLC.

Nuance Investments is the advisor to the Nuance Concentrated Value Fund which is distributed by Quasar Distributors, LLC.

NUANCE MID CAP VALUE FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) As of April 30, 2014

Since
Inception(1)
Institutional Class	5.77%
Investor Class (without sales load)	5.72%
Investor Class (with sales load)(2)	-0.36%
Russell Midcap Value Index(3)	5.66%
S&P 500 Index(4)	2.56%

(1)	December 31, 2013.
(2)	Return reflects a sales load of 5.75%.
(3)
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  This Index cannot be invested in directly.

(4)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

NUANCE MID CAP VALUE FUND

Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, sales charges (loads) on purchase payments and wire transfer fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 31, 2013 – April 30, 2014).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (12/31/2013)	Value (4/30/2014)	(12/31/2013 to 4/30/2014)
Investor Class
Actual(2)	$1,000.00	$1,057.20	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,011.84	$4.63
Institutional Class
Actual(2)	$1,000.00	$1,057.70	$3.89
Hypothetical (5% return before expenses)	$1,000.00	$1,012.66	$3.80

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.40% and 1.15% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 120/365 to reflect the since inception period.

(2)	Based on the actual returns for the period from inception, December 31, 2013 through April 30, 2014 of 5.72% and 5.77% for the Investor Class and Institutional Class, respectively.

NUANCE MID CAP VALUE FUND

Allocation of Portfolio (% of Net Assets) (Unaudited)
April 30, 2014

Top Ten Equity Holdings(1) (Unaudited)
as of April 30, 2014
(% of net assets)

Sysco Corp.	5.5%
Northern Trust Corp.	5.0%
MKS Instruments, Inc.	4.9%
Xylem, Inc.	4.7%
Mosaic Co.	4.5%
Compass Minerals, Inc.	4.0%
Hillshire Brands Co.	3.9%
Goldcorp, Inc.	3.9%
American Science & Engineering, Inc.	3.7%
Kellogg Co.	3.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

NUANCE MID CAP VALUE FUND

Schedule of Investments
April 30, 2014

	Shares	Value

COMMON STOCKS – 95.6%

Consumer Discretionary – 4.5%
Autoliv, Inc.	1,065	$108,609
CBS Outdoor Americas, Inc.*	5,382	157,692
Family Dollar Stores, Inc.	4,591	269,721
Nordstrom, Inc.	1,768	108,343
Target Corp.	5,229	322,891
		967,256

Consumer Staples – 15.1%
ConAgra Foods, Inc.	11,851	361,574
Hillshire Brands Co.	23,522	838,559
JM Smucker Co.	1,087	105,091
Kellogg Co.	11,156	745,556
Sysco Corp.	32,033	1,166,962
		3,217,742

Energy – 7.3%
Atwood Oceanics, Inc.*	6,450	319,662
Cameron International Corp.*	4,891	317,719
Frank’s International N.V.	21,559	591,363
Imperial Oil Ltd.	4,439	216,623
Murphy Oil Corp.	1,666	105,675
		1,551,042

Financials – 21.8%
Capitol Federal Financial, Inc.	8,622	103,809
Chubb Corp.	1,750	161,140
CNA Financial Corp.	9,975	408,476
Endurance Specialty Holdings Ltd.	3,034	154,188
Franklin Resources, Inc.	3,987	208,719
HCC Insurance Holdings, Inc.	9,287	426,645
Kansas City Life Insurance Co.	12,753	530,270
Northern Trust Corp.	17,673	1,064,798
ProAssurance Corp.	16,300	740,346
Rayonier, Inc. – REIT	2,330	105,083
State Street Corp.	2,410	155,590
T. Rowe Price Group, Inc.	1,322	108,576
TowneBank	30,896	476,725
		4,644,365

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Schedule of Investments – Continued
April 30, 2014

	Shares	Value

Healthcare – 6.7%
Becton, Dickinson & Co.	1,394	$157,564
DENTSPLY International, Inc.	7,107	317,186
Patterson Companies, Inc.	18,014	733,170
Stryker Corp.	1,371	106,595
Waters Corp.*	1,056	104,058
		1,418,573

Industrials – 14.9%
American Science and Engineering, Inc.	11,883	798,538
Clean Harbors, Inc.*	8,775	526,500
Deere & Co.	1,739	162,318
Dover Corp.	1,256	108,518
Republic Services, Inc.	4,550	159,660
Rockwell Collins, Inc.	1,346	104,517
Woodward, Inc.	7,139	320,041
Xylem, Inc.	26,742	1,005,232
		3,185,324

Information Technology – 7.0%
Altera Corp.	4,888	158,958
Cabot Microelectronics Corp.*	6,299	273,187
MKS Instruments, Inc.	37,285	1,049,573
		1,481,718

Materials – 14.1%
Compass Minerals International, Inc.	9,328	854,445
Goldcorp, Inc.	33,886	837,662
Innophos Holdings, Inc.	6,094	343,946
Mosaic Co.	19,233	962,419
		2,998,472

Utilities – 4.2%
Consolidated Edison, Inc.	4,620	268,099
FirstEnergy Corp.	3,032	102,330
National Fuel Gas Co.	1,440	106,041
Portland General Electric Co.	6,478	216,819
WGL Holdings, Inc.	5,322	211,762
		905,051

Total Common Stocks
(Cost $19,738,807)		20,369,543

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Schedule of Investments – Continued
April 30, 2014

	Shares	Value
SHORT-TERM INVESTMENT – 5.5%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $1,167,925)	1,167,925	$1,167,925
Total Investments – 101.1%
(Cost $20,906,732)		21,537,468
Other Assets and Liabilities, Net – (1.1%)		(241,241)
Total Net Assets – 100.0%		$21,296,227

*	Non-income producing security.
^	Variable rate security – The rate shown is the rate in effect as of April 30, 2014.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statement of Assets and Liabilities
April 30, 2014

ASSETS:
Investments, at value
(cost $20,906,732)	$21,537,468
Receivable for investment securities sold	267,285
Dividends & interest receivable	7,030
Prepaid expenses	27,749
Total assets	21,839,532

LIABILITIES:
Payable for investment securities purchased	486,170
Payable to investment adviser	29
Payable for fund administration & accounting fees	13,968
Payable for compliance fees	2,006
Payable for transfer agent fees & expenses	4,997
Payable for custody fees	1,802
Payable for trustee fees	2,903
Accrued distribution & shareholder service fees	9,321
Accrued expenses	22,109
Total liabilities	543,305

NET ASSETS	$21,296,227

NET ASSETS CONSIST OF:
Paid-in capital	$20,105,223
Accumulated undistributed net investment income	332
Accumulated undistributed net realized gain on investments	559,936
Net unrealized appreciation on investments	630,736
Net Assets	$21,296,227

	Investor	Institutional
	Class	Class
Net Assets	$36,600	$21,259,627
Shares issued and outstanding(1)	3,471	2,014,286
Net asset value, redemption price and minimum offering price per share(2)	$10.55	$10.55
Maximum offering price per share ($10.55/0.9425)(3)	$11.19	N/A

(1)	Unlimited shares authorized with no par value.
(2)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on certain shares redeemed within 12 months of purchase on Investor Class shares.
(3)	Reflects a maximum sales charge of 5.75%.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statement of Operations
For the Period Inception through April 30, 2014(1)

INVESTMENT INCOME:
Dividend income	$126,246
Less: Foreign taxes withheld	(1,363)
Interest income	46
Total investment income	124,929

EXPENSES:
Investment adviser fees (See Note 4)	46,487
Fund administration & accounting fees (See Note 4)	33,898
Audit fees	15,496
Federal & state registration fees	14,859
Transfer agent fees & expenses (See Note 4)	12,442
Legal fees	4,556
Custody fees (See Note 4)	4,494
Compliance fees (See Note 4)	4,006
Trustee fees (See Note 4)	2,903
Other	2,626
Postage & printing fees	2,445
Distribution & shareholder service fees: (See Note 5)
Investor Class	43
Institutional Class	9,282
Total expenses before waiver/reimbursement	153,537
Less: waiver/reimbursement from investment adviser (See Note 4)	(82,229)
Net expenses	71,308

NET INVESTMENT INCOME	53,621

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	559,942
Net change in unrealized appreciation on investments	630,736

Net realized and unrealized gain on investments	1,190,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,244,299

(1)	Inception date of the Fund was December 31, 2013.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statement of Changes in Net Assets

For the Period
Inception through
April 30, 2014(1)
OPERATIONS:
Net investment income	$53,621
Net realized gain on investments	559,942
Net change in unrealized appreciation on investments	630,736
Net increase in net assets resulting from operations	1,244,299

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	39,836
Proceeds from reinvestment of distributions	73
Payments for shares redeemed	(5,080)
Increase in net assets from Investor Class transactions	34,829
Institutional Class:
Proceeds from shares sold	20,017,554
Proceeds from reinvestment of distributions	52,840
Payments for shares redeemed	—
Increase in net assets from Institutional Class transactions	20,070,394
Net increase in net assets resulting from capital share transactions	20,105,223

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(73)
Institutional Class	(53,222)
Total distributions to shareholders	(53,295)

TOTAL INCREASE IN NET ASSETS	21,296,227

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $332)	$21,296,227

(1)	Inception date of the Fund was December 31, 2013.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception through
	April 30, 2014(1)
Investor Class

PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized gain on investments	0.55
Total from investment operations	0.57

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.02)
Distributions from net realized gains	—
Total distributions	(0.02)

Net asset value, end of period	$10.55

TOTAL RETURN(2)	5.72	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.0	(4)

Ratio of expenses to average net assets:
Before expense reimbursement	2.72	%(5)
After expense reimbursement	1.40	%(5)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.71	)%(5)
After expense reimbursement	0.61	%(5)

Portfolio turnover rate	46	%(3)

(1)	Inception date of the Fund was December 31, 2013.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Amount rounds to zero.
(5)	Annualized.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception through
	April 30, 2014(1)
Institutional Class

PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized gain on investments	0.55
Total from investment operations	0.58

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.03)
Distributions from net realized gains	—
Total distributions	(0.03)

Net asset value, end of period	$10.55

TOTAL RETURN	5.77	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$21.3

Ratio of expenses to average net assets:
Before expense reimbursement	2.48	%(3)
After expense reimbursement	1.15	%(3)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.46	)%(3)
After expense reimbursement	0.87	%(3)

Portfolio turnover rate	46	%(2)

(1)	Inception date of the Fund was December 31, 2013.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements
April 30, 2014

1.	ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Nuance Mid Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on December 31, 2013.  The Fund currently offers two classes, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges with respect to the distribution fees and voting on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended April 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations.  During the period ended April 30, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the period ended April 30, 2014, the Fund increased accumulated undistributed net investment income by $6 and decreased accumulated undistributed net realized gain on investments by $6.

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Shareholder service fees are expensed at up to 0.15% of average daily net assets for each class of shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,369,543	$—	$—	$20,369,543
Short-Term Investment	1,167,925	—	—	1,167,925
Total Investments in Securities	$21,537,468	$—	$—	$21,537,468

Transfers between levels are recognized at the end of the reporting period.  During the period ended April 30, 2014, the Fund recognized no transfers to/from all Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Nuance Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.40% and 1.15% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015.  Prior to May 31, 2015, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
April 30, 2017	$82,229

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended April 30, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.	DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended April 30, 2014, the Investor Class incurred expenses of $27 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended April 30, 2014, the Investor and Institutional Class incurred $16 and $9,282, respectively of shareholder servicing fees under the Agreement.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception through
April 30, 2014(1)
Investor Class:
Shares sold	3,951
Shares issued to holders in reinvestment of distributions	7
Shares redeemed	(487)
Net increase in Investor Class shares	3,471
Institutional Class:
Shares sold	2,009,210
Shares issued to holders in reinvestment of distributions	5,076
Shares redeemed	—
Net increase in Institutional Class shares	2,014,286
Net increase in shares outstanding	2,017,757

(1)	Inception date of the Fund was December 31, 2013.

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2014

7.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended April 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$26,214,252	$7,034,958

8.	FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at April 30, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$950,478	$(321,925)	$628,553	$20,908,915

The difference between book-basis and tax-basis unrealized appreciation is attributable primarly to the deferral of wash sale losses.  At April 30, 2014, components of accumulated earnings on a tax-basis were as follows:

	Undistributed	Other		Total
Undistributed	Long-Term	Accumulated	Unrealized	Accumulated
Ordinary Income	Capital Gains	Losses	Appreciation	Earnings
$562,451	$—	$—	$628,553	$1,191,004

As of April 30, 2014, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable period ended April 30, 2014, the Fund does not plan to defer any qualified late year losses.

The tax character of distributions paid during the period ended April 30, 2014 were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$53,295	$—	$53,295

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2014, National Financial Services, LLC., for the benefit of its customers, owned 92.51% of the outstanding shares of the Fund.

NUANCE MID CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuance Mid Cap Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nuance Mid Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of April 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period December 31, 2013 (commencement of operations) through April 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuance Mid Cap Value Fund as of April 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2013 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
June 25, 2014

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited)
April 30, 2014

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	25	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term;		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		Since		Partner, Cooley LLP	(2013-Present);
Age: 65		April 2011		(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S. Securities	Management Corp.
				and Exchange Commission	(2012-Present).
(2002-2007).

David A. Massart	Trustee	Indefinite	25	Co-Founder and Chief	Independent
615 E. Michigan St.		Term;		Investment Strategist, Next	Trustee, ETF
Milwaukee, WI 53202		Since		Generation Wealth	Series Solutions
Age: 46		April 2011		Management, Inc.	(3 Portfolios)
				(2005-Present).	(2012-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	25	Chief Financial Officer,	Independent
615 E. Michigan St.		Term;		Robert W. Baird & Co.	Trustee, ETF
Milwaukee, WI 53202		Since		Incorporated, (2000-2011).	Series Solutions
Age: 68		April 2011			(3 Portfolios)
(2012-Present);
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	25	Founder and Managing	Independent
615 E. Michigan St.		Term;		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		Since		Marketing, LLC (2006-Present);	Variable Insurance
Age: 57		April 2011		Executive Vice President, Trust	(7 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	25	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Age: 55		January 2011		(1994-Present).

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2014

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	Since		LLC (2002-Present).
53202	Executive	January 2011
Age: 56	Officer

Deborah Ward	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term;		Fund Services, LLC
Milwaukee, WI 53202	Chief	Since		(2004-Present).
Age: 46	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-Present).
Age: 41	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(2011-Present); Vice President and
Age: 42		January 2011		Securities Counsel, Marshall &
Ilsley Trust Company N.A.
(2007-2010); Assistant Vice
President and Counsel, U.S.
Bancorp Fund Services, LLC
(2004-2007).

Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(2005-Present).
Age: 40		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended April 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2014 was 100% for the Fund.

NUANCE MID CAP VALUE FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Nuance Investments, LLC (“Nuance” or “Adviser”), regarding the Nuance Mid Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”).  The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Nuance and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement (“Support Materials”).  Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Nuance with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Nuance and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Nuance and its affiliates resulting from services to be rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Nuance’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Nuance as will be set forth in the Investment Advisory Agreement as it relates to the Fund are fair and reasonable in light of the services that Nuance will perform, investment advisory fees the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services to be Provided.  The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Fund, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions to be affected by Nuance on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees also considered the capitalization of Nuance, its assets under management (over $400 million as of September 30, 2013) and its affiliation with its parent company, Montage Investments, LLC, an SEC-registered investment adviser which directly and through its subsidiaries manages approximately $25 billion in assets.  The Trustees noted the sound performance of both the Nuance Concentrated Value Fund, an existing series of the Trust managed by Nuance, and a composite that Nuance maintains with similar investment strategies to that of the Fund.  The Trustees also noted the investment philosophy of the portfolio manager and his significant investment and portfolio management experience.

NUANCE MID CAP VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

The Trustees concluded that they are satisfied with the nature, extent and quality of services that Nuance proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Nuance under the Investment Advisory Agreement in the amount of 0.75% of the Fund’s average annual daily net assets, as well as Nuance’s profitability from services that Nuance and its affiliates will render to the Fund.  In this regard, the Trustees noted that Nuance and its affiliates expect to subsidize the cost of all shareholder (other transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees paid by the Fund.  The Trustees noted that the management fees charged to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are consistent with or lower than the advisory fee for the Fund and that Nuance has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material, that justify a higher fee.  The Trustees also noted that Nuance had contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus.  The Trustees concluded that Nuance’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted both that the Fund’s management fee was consistent with the average and median management fee reported for the benchmark category, and that the total expenses of the Institutional Class shares of the Fund were consistent with the average total expenses (after waivers and expense reimbursements) reported for the benchmark category.  They further noted that the average net assets of the funds comprising the benchmark category were significantly higher than the expected assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Nuance’s advisory fee is reasonable.

Economies of Scale. The Trustees then considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints.  The Trustees noted that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Nuance would need to provide to the Fund at the present time.  The Trustees also took into account the fact that Nuance had expressed reservation about considering breakpoints in the future in response to asset growth because of concerns about potential capacity constraints associated with its strategy of investing in mid cap stocks.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that Nuance intends to utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 and shareholder servicing fees will be paid to Nuance and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Nuance and its affiliates expect to incur significantly exceed the expected Rule 12b-1 payments from the Fund.  The Trustees concluded that Nuance will not receive any additional material financial benefits from services to be rendered to the Fund.

NUANCE MID CAP VALUE FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-682-6233.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended April 30, 2014 and April 30, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2014	FYE 4/30/2013
Audit Fees	$26,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$ 5,000	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 4/30/2014	FYE 4/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2014	FYE 4/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
                                                     James R. Arnold, President

Date  July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
                                                     James R. Arnold, President

Date  July 2, 2014

By (Signature and Title)* /s/ Brian R. Wiedmeyer
                                                      Brian R. Wiedmeyer, Treasurer

Date  July 2, 2014
* Print the name and title of each signing officer under his or her signature.